                   SCHEDULE 14A-INFORMATION REQUIRED IN PROXY
                                    STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. N/A)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14a-6(c)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-11(c) or 14a-12

________________________________________________________________________________
                    National Health Enhancement Systems, Inc.

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1)    Title of each class of securities to which transaction applies:

       .........................................................................
       (2)    Aggregate number of securities to which transaction applies:

       .........................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       .........................................................................
       (4)    Proposed maximum aggregate value of transaction:

       .........................................................................
       (5)    Total fee paid:

       .........................................................................

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       .........................................................................
       (2)    Form, Schedule or Registration Statement No:

       .........................................................................
       (3)    Filing Party:

       .........................................................................
       (4)  Date Filed:

       .........................................................................

                    NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.

                            3200 North Central Avenue
                                   Suite 1700
                                Phoenix, AZ 85012

                    Notice of Annual Meeting of Stockholders
                                  June 10, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of National Health Enhancement Systems, Inc. (the "Company") will be held on Tuesday, June 10, 1997, at 4:00 p.m., local time, at the Company's corporate offices at 3200 North Central Avenue Phoenix, Arizona 85012, for the following purposes:

         1. To elect directors to serve for the ensuing year and/or until their successors are elected and qualified.

         2.       To approve the adoption of the Company's 1997 Equity Incentive
                  Plan.

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided for this purpose.

         Your attention is directed to the attached Proxy Statement and the Company's 1997 Annual Report.

                                             By order of the Board of Directors,


                                             JEFFREY T. ZYWICKI
                                             Secretary

Phoenix, Arizona
May 6, 1997

                    NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.


                            3200 North Central Avenue
                                   Suite 1750
                                Phoenix, AZ 85012


                                 PROXY STATEMENT


         This Proxy Statement is furnished by the Board of Directors of National Health Enhancement Systems, Inc. ("the Company") in connection with the Annual Meeting of Stockholders to be held on June 10, 1997, at 4:00 p.m. local time, at the Company's corporate offices at 3200 North Central Avenue, Phoenix, Arizona 85012. The proxy materials were mailed on or about May 6, 1997, to stockholders of record at the close of business on April 18, 1997.

A.       SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised, by (i) attending the meeting and voting in person;
(ii) duly executing and delivering a proxy bearing a later date; or (iii) sending a written notice of revocation to the principal officers of the Company.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the meeting, it will be voted as specified on the proxy, unless it is revoked prior thereto. If no specification is made in the proxy, the shares represented by the proxy will be voted for the election of the nominees for directors named below, in favor of the proposed 1997 Equity Incentive Plan and with respect to any other matters which may come before the meeting, at the discretion of the proxy holders.

         The Company will pay the entire cost of soliciting these proxies, including charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. This solicitation will be by use of the mails and, without additional compensation, directors and officers of the Company may solicit proxies by further mailing, personal conversation or telephone.

B.       VOTING SECURITIES

         As of April 22, 1997, the Company had outstanding 5,493,166 shares of its Common Stock. Stockholders of record of Common Stock on the record date are entitled to one vote for each share held of record on each matter of business to be considered at the annual meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. As a result, any abstentions with respect to any such matter will have the effect of a negative vote. If a broker indicated on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (also called broker non-votes) those shares will be counted for quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

         With respect to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. When a quorum is present, directors are elected by a plurality vote, meaning the six persons receiving the most shares voted in their favor shall be elected as directors. For approval of the proposed 1997 Equity Incentive Plan and any other matters submitted to stockholders when a quorum is present, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required.

C.       STOCKHOLDER PROPOSALS

         If any stockholder of the Company wishes to submit a proposal to be inserted in the proxy material for the Annual Meeting of the stockholders in 1998, such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Secretary of the Company on or before January 28, 1998. No stockholder proposals were received by the Company for the June 1997 Annual Meeting of Stockholders.


D.       BOARD OF DIRECTORS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Each of the persons named below has been nominated for election as a director of the Company until the 1998 annual Meeting of Stockholders or until his successor has been duly elected and qualified. Each of the nominees listed below was elected by the stockholders at the last annual meeting and is currently a director, except for Mr. McGraw and Mr. Liebner, who were appointed by the Board subsequent to the last stockholders meeting. All of the nominees have agreed to serve if elected. The Board knows of no reason why any such nominee should be unable to serve, but if such should be the case, the shares represented by duly executed proxies received by the Company will be voted for the election of a substitute nominee selected by the Board.

         The names of the nominees and certain information about them, as of May 6, 1997, are set forth below:

                                                                                                  Director
Name of Nominee            Age      Position                                                       Since
---------------            ---      --------                                                       -----
Gregory J. Petras           47      Chairman and Chief Executive Officer                           1983
Gardiner S. Dutton          66      Director                                                       1991
James W. Myers              62      Director                                                       1989
Steven D. Wood, Ph.D.       53      Director                                                       1989
W. Cal McGraw               52      Director                                                       1996
Mark E. Liebner             44      Director                                                       1997

         The Board of Directors is responsible for the overall affairs of the Company. Pursuant to Article III of the Company's Bylaws, the number of directors comprising the Board of Directors shall be fixed from time to time by resolution of the Board of Directors. As of the date hereof, the Board of Directors consists of seven directors, but will be reduced to six directors as a result of the election at the Annual Meeting. John P. Delmatoff, a director since 1993, has requested that he not be nominated for re-election to the Board.

         During the fiscal year ended January 31, 1997, the Board of Directors met on six occasions. No director serving during fiscal year 1997 attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors during his term, and the total number of meetings held by all committees of the Board on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee of the Board of Directors, currently consisting of directors Gardiner S. Dutton and Steven D. Wood, met once during fiscal 1997. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for reviewing the scope of the audit and other services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles.

         The Compensation Committee of the Board of Directors, currently consisting of directors Gardiner S. Dutton and James W. Myers, did not formally meet during fiscal 1997. The Compensation Committee reviews and approves the Company's executive compensation policy. All options granted during the year were made by the Board of Directors.

         In March 1997, the Board established an Option Committee for purposes of administering the 1997 Equity Incentive Plan. The Committee is comprised of Messrs. Myers and Dutton and, to date, has not met.

NAME AND EXPERIENCE

GREGORY J. PETRAS - Mr. Petras has served as the Chairman of the Company since March 1996 and as the President and a Director of the Company since July 1983 and Chief Executive Officer since January 31, 1986. He had served as the Company's Treasurer from December 1984 to December 1986. From April 1982 until December 1985, Mr. Petras was also Executive Vice-President of the Arizona Heart Institute, Ltd. ("Institute"). In such capacity, Mr. Petras was responsible for planning, marketing, advertising, program development and general operations at the Institute. From February 1979 until April 1982, Mr. Petras was the Administrator responsible for the business operations of the Institute. Prior to joining the Institute, Mr. Petras was a Manager with the healthcare consulting division of Arthur Andersen & Co. located in Phoenix, Arizona.

GARDINER S. DUTTON - Mr. Dutton has served as a director of the Company since November 1991. From December 1990 to November 1995, Mr. Dutton Served as President and Chief Executive Officer of Bowmar Instrument Corporation based in Phoenix, Arizona. From November 1980 until December 1990, Mr. Dutton was Chairman and Chief Executive Officer of Inertia Dynamics of Phoenix, Arizona, a company engaged in the manufacturing of lawn and garden products.

JAMES W. MYERS - Mr. Myers has served as a director of the Company since March 1989. Mr. Myers is principal of Myers Management & Capital Group, a Phoenix, Arizona consulting firm founded in January, 1996. From May 1989 to December 1995, Mr. Myers was President and Chief Executive Officer of Myers Craig Vallone Francois, Inc., a Phoenix, Arizona consulting and investment banking firm founded in May, 1986. Mr. Myers is a current director of Royal Grip, Inc. and ILX, Inc.

STEVEN D. WOOD, PH.D. - Dr. Wood has served as a director of the Company since March 1989. Dr. Wood served as Associate Dean for Graduate Programs at Arizona State University from July 1983 to June 1988, and is currently a Professor of Decision and Information Systems at Arizona State University's College of Business. Dr. Wood has co-authored three books and published over seventy-five articles in professional journals and texts. Dr. Wood has been involved with the development and packaging of services and products for health care providers and is a principal with Health Services Marketing, Ltd., which licenses health care programs to hospitals and major medical vendors.

W. CAL MCGRAW - Mr. McGraw is Founder and President of McGraw & Associates, a consulting, management and investment services firm, specializing in software, technology and health companies in the United States, Europe, Asia and South America. Mr. McGraw also has extensive merger and acquisition experience. He was formerly Chairman of Expert Systems Inc. and Senior Vice President of Business Development with Beech Street Corporation, a national preferred provider organization (PPO). Mr. McGraw was national sales manager for fifteen years at Burroughs Corporation. He also serves on the Board of both The College of Business and the School of Technology at East Tennessee State University.

MARK E. LIEBNER - Mr. Liebner is Senior Vice President-Chief Financial Officer of Rural/Metro Corp., a leading provider of emergency transportation and fire protection services, a position he has held since 1991. Prior to joining Rural/Metro, Mr. Liebner worked for Van Kampen Merritt, a Xerox financial services company, where he focused on assisting middle market and quickly growing companies with key financial advice and debt restructuring. Mr. Liebner also has extensive knowledge and expertise in the commercial banking industry, having worked for six years as vice president of corporate finance for Lloyds International Corporation and as an international loan syndication officer for Manufacturers Hanover Trust Company. In addition, Mr. Liebner has gained significant international finance experience through his time at Chrysler Corporation, where he served as a financial assistant for that company's European financial staff based in Paris, as well as an auditor in its international department.

JOHN P. DELMATOFF - Mr. Delmatoff has served as a director since April 1993. He was one of two shareholders of First Strategic Group, Ltd. ("FSG"), which merged into a subsidiary of the Company, and served as its President. FSG is a consulting firm which specializes in the development of healthcare marketing and advertising strategies. Prior to his ownership and management of FSG, Mr. Delmatoff was a principal of Delmatoff Gerow Morris Langhans, Inc., an advertising agency. Mr. Delmatoff's term as a Director expires on June 10, 1997, and he has decided not to stand for re-election.

         Director Compensation

         Each director who is not employed by the Company or an affiliate company is paid an annual fee of $9,000. Employee directors or directors employed by an affiliate company serve without additional compensation for their services as a director, except for Messrs. Myers and McGraw who are paid a monthly retainer of $3,000 and $4,000, respectively, for services provided in connection with various strategic projects. In addition, directors may be awarded options under the Company's 1988 Stock Option Plan, or proposed 1997 Equity Incentive Plan.

         Messrs. McGraw, Wood and Dutton received options to purchase 10,000, 1,400 and 1,400 shares of Common Stock at an exercise price of $7.50, $8.00 and $8.00 respectively, per share on August 27, 1996 and March 12, 1996. All options were granted pursuant to the terms and conditions of the 1988 Stock Option Plan, and the exercise price of each option was equal to the fair market value of the Common Stock on the date of grant.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                              NOMINATED DIRECTORS


E.       PROPOSED ADOPTION OF THE 1997 EQUITY INCENTIVE PLAN

                                  PROPOSAL NO.2

         At the Annual Meeting there will be submitted to stockholders a proposal to ratify the Board of Directors' decision and recommendation to adopt the 1997 Equity Incentive Plan (the "Incentive Plan"), in light of the fact that the existing 1988 Stock Option Plan ("Stock Option Plan") will expire in 1998. The proposed Incentive Plan is a flexible plan which provides a menu of different types of awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance units and stock bonuses. A summary of the Incentive Plan is included below and on the ensuing pages of this proxy. A copy of the Incentive Plan is included in this Proxy as Exhibit A attached hereto.



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL


PRINCIPAL FEATURES OF THE 1997 EQUITY INCENTIVE PLAN

         The 1997 Equity Incentive Plan ("Incentive Plan") was adopted by the Board of Directors on March 6, 1997, subject to approval by the stockholders. The Incentive Plan authorizes awards of incentive stock options to employees and non-qualified stock options, stock appreciation rights, performance units, restricted stock and other Common Stock-based awards (collectively "Awards") to officers, directors, employees, consultants, independent contractors, distributors, and advisors of the Company and its subsidiaries.

         The aggregate number of shares of stock reserved and available for Incentive Stock Options shall initially be 250,000 shares. The aggregate number of shares of Stock reserved and available for Awards other than Incentive Stock Options or which may be used to provide a basis of measurement or valuation of an Award (such as a SAR or Performance Unit Award) shall initially be 150,000 shares, automatically to increase annually, effective as of the first day of each fiscal year, commencing with the fiscal year which begins in calendar 1998 (i.e. February 1, 1998), by a number of Shares equal to two percent ( 2%) of the number of outstanding Shares as of the last day of the preceding fiscal year. The Company is required to reserve and keep available at all times a sufficient number of shares of its Common Stock to satisfy the requirements of Awards granted under the Plan (which shares may be authorized but unissued or treasury shares). Proceeds from the sale of shares pursuant to the Plan will be used for general corporate purposes of the Company. The market value of the Common Stock, as of April 22, 1997, was $7.50 per share.

         The Incentive Plan is administered by a committee (the "Committee") appointed by the Board consisting of at least two non-employee directors. The committee has the exclusive authority to administer and interpret the Incentive Plan, including the power and discretion to designate participants, determine the basis of their participation, the types of awards to be granted and the price, timing, terms and duration of awards. At May 6, 1997, the Company had approximately 225 employees eligible to participate in the plan.

         Awards under the Incentive Plan may consist of Incentive Stock Options, Non-Qualified Options, Stock Appreciation Rights, Performance Units, Restricted Stock Awards and other Stock-Reference Awards. A stock option is the right to purchase shares of the Company's Common Stock at a set price specified in the award agreement. An Incentive Stock Option ("ISO") is an option that is intended to satisfy the requirements specified in Section 422 of the Internal Revenue Code. Under the Code, ISOs may only be granted to employees. A Non-Qualified Option is any stock option other than an Incentive Stock Options. A Stock Appreciation Right is a right granted to a person to receive the appreciation in the value of a share of Common Stock over a certain period of time. Under the Incentive Plan, the Company may pay that amount in cash, or in Common Stock, or in a combination of both. A Performance Unit is a right which may be granted to a participant to receive cash, Common Stock, awards and/or other property, or any combination thereof, pursuant to the Incentive Plan. Under the Incentive Plan, the Committee may award Performance Units that become payable to or exercisable by a participant upon the achievement of specific performance goals and other terms or conditions established by the Committee at the date of grant. An award of Restricted Stock is a grant of Common Stock or an offer to sell shares of Common Stock to a participant subject to restrictions on sale of the shares of Common Stock or other transfer by the participant as may be determined by the Committee. The Incentive Plan permits the Committee to grant or sell Restricted Stock to participants with certain vesting restrictions or a rise of forfeiture for a period to be determined by the Committee as of the date of the award. A Stock-Reference Award is an award payable in valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock of the Company.

         The Incentive Plan grants the Committee discretion to determine when options or other awards will become exercisable and the vesting period of options and awards. Vesting of options and other exercisable rights granted under the Incentive Plan shall be accelerated, and restrictions on outstanding awards shall lapse, upon a change in control of the company as defined in the Incentive Plan.

         No right or interest of a participant in any award made under the Incentive Plan may be sold, assigned or otherwise transferred other than by will or the laws of descent and distribution, with limited exceptions as provided by applicable law.

         In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustments shall be maintained as before the occurrence of such event.

         With the approval of the Board, the Committee may terminate, amend or modify the Incentive Plan. However, without approval of the stockholders of the Company (if required in accordance with the Code, the Securities Exchange Act of 1934, the rules and regulations thereunder or other applicable law and rules), no such termination, amendment or modification may materially increase the total number of shares of Common Stock that may be issued under the Incentive Plan, materially modify the eligibility requirements for participation in the Incentive Plan or materially increase the total number of shares of Common Stock that may be issued under the Incentive Plan, materially modify the eligibility requirements for participation in the Incentive Plan or materially increase the benefits accruing to participant under the Incentive Plan. Unless terminated sooner, the Incentive Plan shall expire on March 6, 2007.

         Awards granted under the Incentive Plan have varying federal income tax consequences, summarized below:

                  Incentive Stock Options. An employee is not taxed for regular income tax purposes either at the time of the award or at the time of exercise of the option. The difference between the exercise price and the fair market value of the stock at the time of exercise, however, generally constitutes income for alternative minimum tax purposes. Generally, the Company is not entitled to a deduction with respect to the grant or exercise of an ISO. If an employee holds the stock acquired upon exercise of an ISO for at least two years from the date of the grant and at least one year following the date of exercise, the difference between the amount paid for the stock and the subsequent sales price is treated as long-term capital gain or loss. If these holding period requirements are not satisfied, the employee is generally taxed, at ordinary income tax rates, on the difference between the exercise price and the fair market value of the stock as of the date of exercise and the Company is then entitled to a corresponding deduction.

                  Non-Qualified Stock Options. The grant of a Non-Qualified Stock Option typically does not produce any taxable income for the participant, and the Company is not entitled to a deduction at that time. Upon exercise of a Non-Qualified Stock Option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Subject to the requirements of reasonableness, and the satisfaction of any reporting obligations, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

                  Stock Appreciation Rights. If a participant receives the appreciation inherent in a Stock Appreciation Right award in cash, the cash is compensation income, taxable to the participant. If the participant receives the appreciation in the form of Common Stock, the stock received is taxable to the participant to the extent of its fair market value. The Company generally receives a deduction in the amount equal to the amount taxable to the participant in the year in which the participant recognizes taxable income.

                  Performance Units. A participant who has been awarded Performance Units does not recognize taxable income until payment is received. When paid, the participant will recognize income equal to the amount of cash and the fair market value of any Common Stock issued to the participant. The Company will generally have a corresponding deduction.

                  Restricted Stock. A participant receiving a Restricted Stock Award will not realize any federal tax consequences at the time the award is granted. However, a participant who is granted Restricted Stock may make an election under Section 83(b) of the Code, within thirty (30) days of the grant, to have the grant taxed as compensation income at the date of grant, with the result that any future appreciation or depreciation in the value of the shares of Common Stock granted will be taxed as a capital gain or loss upon a subsequent sale of the Common Stock. If a Section 83 (b) election is made and the Common Stock is subsequently forfeited pursuant to the terms of the award, a loss is not allowed. If a participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the fair market value on the date the restrictions lapse. The Company generally will be entitled to a corresponding deduction in the same year the participant recognizes income for federal income tax purposes.

                  Stock Reference Awards. No taxable income is recognized by a participant upon the grant of a Stock Reference Award. If payments on Stock Reference Awards are made in cash, the participant will have ordinary income at the time of payment in the amount of the cash paid. If payments are made in shares of Common Stock, the participant will recognize as ordinary income the fair market value of the shares of Common Stock received. The Company generally will be intitled to a corresponding deduction equal to the compensation income of the participant.

Issuances of Options Under the 1988 Stock Option Plan

         The following table sets forth certain information regarding options received under the 1988 Stock Option Plan from its inception through January 31, 1997 by (i) the Company's executive officers named in the summary compensation table below; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; (iv) each nominee for election as a director; (v) each associate of any of such directors, executive officers or nominees; (vi) each other person who has received 5% or more of such options; and (vii) all employees as a group.

--------------------------------------------------------------------------------------
Name of Individual                                    Aggregate Shares of Common Stock
or Group                                              Subject to Options Granted
                                                      Through January 31, 1997
--------------------------------------------------------------------------------------
Gregory J. Petras                                         183,300
--------------------------------------------------------------------------------------
John P. Delmatoff                                             -
--------------------------------------------------------------------------------------
Terri S. Langhans                                             -
--------------------------------------------------------------------------------------
A. Neal Westermeyer                                       184,000
--------------------------------------------------------------------------------------
Ian R. Lazarus                                             82,500
--------------------------------------------------------------------------------------
Gardiner S. Dutton                                         25,400
--------------------------------------------------------------------------------------
James W. Myers                                             29,000
--------------------------------------------------------------------------------------
Steve D. Wood, Ph.D.                                       47,400
--------------------------------------------------------------------------------------
W. Cal McGraw                                              10,000
--------------------------------------------------------------------------------------
Mark E. Liebner                                                -
--------------------------------------------------------------------------------------
All Current Directors who are not Executive Officers      111,800
as a Group
--------------------------------------------------------------------------------------
All Employees as a Group                                1,281,850
--------------------------------------------------------------------------------------

The amounts that would be receivable by the individuals or groups named in the table above under the 1997 Equity Incentive Plan as proposed are not determinable at this time, since no Awards under such plan have been made.

F.       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND  MANAGEMENT

         The following tables set forth information, as of April 22, 1997, concerning the equity securities of the Company owned by each director of the Company, the executive officers of the Company named in the summary compensation tables below, all directors and executive officers as a group, and by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding equity securities of the Company:

A.  BENEFICIAL OWNERS HOLDING MORE THAN 5% OF THE COMPANY'S STOCK

--------------------------------------------------------------------------------------------------------------------

                                                                   AMOUNT & NATURE                   PERCENT
      NAME OF BENEFICIAL OWNER             CLASS             OF BENEFICIAL OWNERSHIP(3)                OF
                                                                                                      CLASS
--------------------------------------------------------------------------------------------------------------------

Edward B. Diethrich, M.D. and              Common                     1,112,766                       16.3%
Gloria D. Diethrich(4)

--------------------------------------------------------------------------------------------------------------------

Gregory J. Petras(2),(5)                   Common                      789,514                        11.6%

--------------------------------------------------------------------------------------------------------------------

Bisgrove Financial Management LP(1)        Common                      500,000                        7.3%

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT & NATURE                   PERCENT
      NAME OF BENEFICIAL OWNER             CLASS             OF BENEFICIAL OWNERSHIP(3)                OF
                                                                                                      CLASS
--------------------------------------------------------------------------------------------------------------------

Rural/Metro Corporation(10)                Common                      370,370                        5.4%

--------------------------------------------------------------------------------------------------------------------


B.  BENEFICIAL OWNERS WHO ARE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

--------------------------------------------------------------------------------------------------------------------------

                                                                                 AMOUNT & NATURE              PERCENT
   NAME OF BENEFICIAL OWNER(2)          POSITION             CLASS          OF BENEFICIAL OWNERSHIP(3)          OF
                                                                                                               CLASS
--------------------------------------------------------------------------------------------------------------------------
Gregory J. Petras(5)                  Chairman/CEO          Common                   789,514                   11.6%

--------------------------------------------------------------------------------------------------------------------------

John P. Delmatoff                       CEO-FSG/            Common                   195,184                   2.9%
                                        Director
--------------------------------------------------------------------------------------------------------------------------

Terri S. Langhans                       COO-FSG             Common                   195,184                   2.9%

--------------------------------------------------------------------------------------------------------------------------

W. Cal McGraw(11)                       Director            Common                   184,508                   2.7%

--------------------------------------------------------------------------------------------------------------------------

A. Neal Westermeyer(12)                   COO               Common                   181,000                   2.6%

--------------------------------------------------------------------------------------------------------------------------

Ian R. Lazarus(13)                   President-Call         Common                    97,500                   1.4%
                                         Center
--------------------------------------------------------------------------------------------------------------------------

Gardiner S. Dutton(6)                   Director            Common                    81,000                   1.2%

--------------------------------------------------------------------------------------------------------------------------

James W. Myers(7)                       Director            Common                    29,000                    .4%

--------------------------------------------------------------------------------------------------------------------------

Steve D. Wood, Ph.D(8)                  Director            Common                    57,000                   0.8%

--------------------------------------------------------------------------------------------------------------------------


OFFICERS AND DIRECTORS AS A GROUP(9)                                                  1,809,890               26.5%
--------------------------------------------------------------------------------------------------------------------------

         (1) The address for Bisgrove Financial Management Limited Partnership is US West Building, 5090 N. 40th Street, Phoenix, Arizona.

         (2) The address for all executive officers and directors is c/o National Health Enhancement Systems, Inc., Suite 1700, 3200 North Central Avenue, Phoenix, Arizona 85012.

         (3) Includes shares under options exercisable on May 6, 1996, and options which will become exercisable within 60 days thereafter.

       (4) The shares beneficially held by Dr. and Mrs. Diethrich are held under a Revocable Trust Agreement dated May 8, 1974, the trustees of which are Dr. and Mrs. Diethrich. This trust has sole voting and investment power and also holds all of Dr. Diethrich's stock in The Arizona Heart Institute. The address for Dr. and Mrs. Diethrich is Edward B. Diethrich, M.D. and Gloria B. Diethrich, P.O. Box 10000, Phoenix, Arizona 85064. On October 31, 1996, Dr. and Mrs. Diethrich transferred 140,000 shares to the Diethrich 1996 Charitable Remainder Unitrust.

       (5) The shares listed include 173,300 of Common Stock which Mr. Petras has the right to acquire under options exercisable within 60 days.

       (6) The shares listed include 25,400 shares of Common Stock which Mr. Dutton has the right to acquire under options exercisable within 60 days.

       (7) The shares listed include 29,000 shares of Common Stock which Mr. Myers has the right to acquire under options exercisable within 60 days.

       (8) The shares listed include 46,000 shares of Common Stock which Dr. Wood has the right to acquire under options exercisable within 60 days.

       (9) This group includes the seven (7) directors of the Company and three
(3) executive officers who are not also directors, a group totaling ten (10) persons.

       (10) The address for Rural/Metro Corporation is 8401 East Indian School Road, Scottsdale, Arizona 85251.

       (11) The shares listed include 10,000 shares of common stock which Mr. McGraw has the right to acquire under options exercisable within 60 days.

       (12) The shares listed include 184,000 shares of common stock which Mr. Westermeyer has the right to acquire under options exercisable within 60 days.

       (13) The shares listed include 77,500 shares of common stock which Mr. Lazarus has the right to acquire under options exercisable within 60 days.


F.       EXECUTIVE OFFICERS

         Officers are elected annually by the Board of Directors and serve until removed by the Board of Directors (with or without cause), resignation, disqualification or until their successors are elected and qualify.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and any exchange on which the shares trade. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1997, all filings required by its officers, directors and greater than ten-percent beneficial owners were timely filed, except for Form 3 for Earl Bray, which was subsequently filed on April 17, 1997.

         1.       Identification and Experience

         Information regarding the names, ages, terms, and positions with the Company and business experience of the current executive officers and significant employees is set forth as follows:

NAME                   AGE               POSITION
----                   ---               --------
Earl E. Bray           37                Chief Financial Officer

Richard W. Hill        52                Senior Vice President -
                                         Information Systems

Ian R. Lazarus         37                President of the Medical Call
                                         Center Division

Terri S. Langhans      41                President and Chief
                                         Executive Officer of First
                                         Strategic Group (a subsidiary
                                         of the Company)

Gregory J. Petras      47                Chairman, President and Chief
                                         Executive Officer

A. Neal Westermeyer    53                Executive Vice President and
                                         Chief Operating Officer

Jeffrey T. Zywicki     40                Senior Vice President,
                                         Treasurer and Secretary


         Earl E. Bray. Mr. Bray, a certified public accountant, commenced employment with the Company in January 1997 and serves as the Company's Chief Financial Officer. Before joining the Company, Mr. Bray was Chief Financial Officer of a wholly-owned for profit subsidiary of Blue Cross Blue Shield of Arizona. From October 1993 through January 1996, he was Assistant Director of the Arizona Health Care Cost Containment System. Prior to October 1993, Mr. Bray was Senior manager with Ernst & Young LLP, where he served for over 10 years.

         Richard W. Hill. Mr. Hill commenced employment with the Company in June 1989 as Senior Vice President of Information Systems. Prior to his employment with the Company, Mr. Hill was a Senior Manager in the management consulting division of Arthur Andersen & Co., a position he had held since 1983, where he was responsible for project management of both large and small software application systems. Prior to that date, Mr. Hill held various positions since 1973 with Arthur Andersen & Co. as manager, staff consultant, and programmer.

         Ian R. Lazarus. Mr. Lazarus joined the Company in November 1989 as vice president and product manager for the Company's various health management systems, and he was recently promoted to lead the Company's national Medical Call Center for personal health management services. Before coming to National Health, Mr. Lazarus completed a six-year career with Voluntary Hospitals of America, Inc., (VHA). Mr. Lazarus holds a Master of Health Services Administration degree from the University of Michigan and is a Diplomat of the American College of Healthcare Executives.

         Terri S. Langhans. Ms. Langhans joined the Company as President and Chief Operating Officer of First Strategic Group, Ltd., a Company subsidiary, on April 30, 1993. On July 1, 1996, she was named Chief Executive Officer. Prior to the FSG merger with the Company, Ms. Langhans served as Senior Vice President and was half-owner of FSG, managing account teams in developing marketing and advertising strategies. Prior to joining FSG, Ms. Langhans served as Vice-President, Client Services, and was a principal, of Delmatoff, Gerow, Morris, Langhans, Inc for four years. Prior to that, Ms. Langhans directed the marketing and public relations activities of a 350-bed regional hospital and managed a variety of product-line strategies.

         Gregory J. Petras. Mr. Petras has served as the Chairman of the Company since March 1996 and also served as President and a Director of the Company since July 1983 and Chief Executive Officer since January 31, 1986. He served as the Company's Treasurer from December 1984 to December 1986. From April 1982 until December 1985, Mr. Petras was also Executive Vice-President of The Arizona Heart Institute, Ltd. In such capacity, Mr. Petras was responsible for planning, marketing, advertising, program development and general operations at the Institute. Prior to joining the Arizona Heart Institute, Ltd., Mr. Petras was a manager in the healthcare consulting division of Arthur Andersen & Co., located in Phoenix, Arizona.

         A. Neal Westermeyer. Mr. Westermeyer commenced employment with the Company in June 1993 and serves as the Company's Chief Operating Officer. Prior to his employment with the Company, from January 1992 until June 1993, Mr. Westermeyer served as Senior Vice President of Sales and Marketing for Integrated Health Services, Inc., a subacute care company which owned, leased or managed long term care facilities. Prior to joining Integrated Health Services, Mr. Westermeyer spent six years as Vice President of Marketing at Humana, Inc., a publicly held integrated healthcare company.

         Jeffrey T. Zywicki. Mr. Zywicki commenced employment with the Company in November 1986 and serves as the Company's, Senior Vice President of Corporate Development, Treasurer and Secretary. Prior to his employment with the Company, Mr. Zywicki, a certified public accountant, served as the Controller of Tri-City Properties, Inc., a position he had held since October 1985, and as Assistant Controller for Del E. Webb Hotels, a position he had held since July 1984. Both organizations were affiliated with Del E. Webb Corporation, a real estate and construction company headquartered in Phoenix, Arizona. Prior to July 1984, Mr. Zywicki was employed by the public accounting firm of Ernst Young, LLP (formerly Arthur Young & Company).



         a.       The Summary Compensation Table

         The following table describes all annual compensation paid during the most recent fiscal year to the Chief Executive Officer and four other most highly compensated executive officers of the Company including any long term compensation awarded or paid out to such individuals during that period.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation                 Long Term Compensation
                                        -----------------------------------------------------------------------------------------
  Name and principal position   Year                                                   Awards           Payouts

                                                                      Other      ----------------------------------  All other
                                         Salary ($)    Bonus ($)     Annual          Securities           LTIP        compen-
                                                                     Compen-         Underlying         payouts       sation
                                                                    sation($)       Options/SARs          ($)           ($)
              (a)                (b)         (c)          (d)          (e)               (f)              (g)           (h)
---------------------------------------------------------------------------------------------------------------------------------
Gregory J. Petras               1997      $208,770         -            -               10,000             -             -
Chairman & CEO                  1996      $170,000         -            -               30,000             -             -
                                1995      $169,676         -            -               15,000             -             -

A. Neal Westermeyer             1997      $174,935         -            -               10,000             -             -
Chief Operating                 1996      $162,825         -            -               25,000             -             -
Officer                         1995      $154,462         -            -               20,000             -             -

Ian R. Lazarus                  1997      $131,102         -            -                5,000             -             -
President -                     1996      $120,679         -            -               20,000             -             -
Call Center                     1995       $96,308         -            -               15,000             -             -

John P. Delmatoff(1)            1997      $137,762         -            -                 -                -             -
Chief Executive                 1996      $143,359         -            -                 -                -             -
Officer Of FSG                  1995      $126,538      $6,655          -                 -                -             -

Terri S. Langhans               1997      $144,200         -            -                 -                -             -
President And                   1996      $148,130         -            -                 -                -             -
Chief  Operating                1995      $126,538      $6,655          -                 -                -             -
Officer of FSG
---------------------------------------------------------------------------------------------------------------------------------

(1) As of April 11, 1997, Mr. Delmatoff resigned and became a consultant to the Company and Ms. Langhans was named Chief Executive Officer of FSG.

             b.   The Options/SAR Grants Table

 The following table describes the terms of all grants of stock options to the executive officers named above during the last fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

--------------------------------------------------------------------------------------------------------------------------
                                        Number of                Percent of
                                  Securities Underlying        total options/          Exercise or         Expiration
            Name                      Options/SARs                  SARs               base price            date
                                       Granted (1)               granted to              ($/Sh)
                                                                employees in
                                                                 fiscal year
             (a)                           (b)                       (c)                   (d)                 (e)
--------------------------------------------------------------------------------------------------------------------------
Gregory J. Petras                        10,000                      6%                   $8.80              3/12/06
A. Neal Westermeyer                      10,000                      6%                   $8.00              3/12/06
Ian R. Lazarus                            5,000                      3%                   $8.00              3/12/06
John P. Delmatoff(2)                        -                         -                     -                   -
Terri S. Langhans(2)                        -                         -                     -                   -
--------------------------------------------------------------------------------------------------------------------------

(1) One Hundred percent (100%) of the options granted vest on 1/31/98 provided that the individual is employed by the Company on that date.

(2) As of April 11, 1997, Mr. Delmatoff resigned and became a consultant to the Company and Ms. Langhans was named Chief Executive Officer of FSG.


                  c. Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

                  The following table describes (1) any exercises of options by the chief executive officer and chief operating officer during the last fiscal year and (2) the value of outstanding options held by such individuals at January 31, 1997.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------------
                                                                Number of unexercised       Value of unexercised
                                                                   options/SARs at      in-the-money options/SARs at
                                   Shares                        fiscal year-end (#)         fiscal year-end ($)
            Name                 acquired on        Value       ----------------------   --------------------------
                                exercise (#)     Realized ($)        Exercisable/               Exercisable/
                                                                    unexercisable               unexercisable
                                                                         (d)                         (e)
             (a)                     (b)             (c)
----------------------------------------------------------------------------------------------------------------------
Gregory J. Petras                    N/A             N/A               173,300/                  $1,953,605/
                                                                        10,000                    $ 32,000
A. Neal Westermeyer                11,000          $89,750             174,000/                 $ 1,863,531/
                                                                        10,000                    $ 40,000
Ian R. Lazarus                       N/A             N/A               77,500/                   $ 861,797/
                                                                        5,000                     $ 20,000
----------------------------------------------------------------------------------------------------------------------

3.  Employment Contracts

         The Company entered into an Employment Agreement and a Key Executive Employment and Severance Agreement with Gregory J. Petras on October 15, 1992 (the "Employment Agreement"). Under the terms of the Employment Agreement, Mr. Petras is to be paid a salary of $150,000 per year, to be reviewed by the Board of Directors no less than annually, and is entitled to participate in performance-based bonus plans as and when provided to the Company management team. Under the terms of the Employment Agreement, Mr. Petras is entitled to Termination Payments, as defined in the Employment Agreements, if his employment with the Company is terminated after a change of control of the Company. The maximum liability of the Company under these Employment Agreements in the event of a change of control would be the sum of all accrued benefits of Mr. Petras, continued insurance coverage, out-placement services, relocation expenses, waiver of rights to repurchase unvested stock options and an amount equal to two
(2) times his annual salary at the time of such termination, be paid in accordance with the Company's usual payroll schedule over a two year period.

         The Employment Agreement also provides for: (1) certain registration rights of shares of common stock of the Company owned by Mr. Petras upon the Company's registration of any of its shares of common stock other than a registration statement filed solely with respect to shares of common stock sold to employees under any employee stock or stock option plan, and (2) use and disclosure obligations relating to confidential information of the Company.

         The Employment Agreement includes a covenant not to compete by Mr. Petras. Mr. Petras agrees that upon any termination of his employment with the Company, he will not act in a similar capacity for any business which competes to a substantial degree with the Company in the United States, or engage in any activity involving direct, material competition in the United States with the Company's then existing products or services, or those planned for release by the Company within the following twelve (12) months, for a one (1) year period, or such longer period during which Mr. Petras accepts severance payments from the Company. Any violation of this covenant not to compete by Mr. Petras shall automatically terminate the Company's obligations to make any severance payments to Mr. Petras.

H.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP ("Auditors") was the principal public accounting firm utilized by the Company for the fiscal year ended January 31, 1997. It is anticipated that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire. The Company intends to engage the Auditors for the current fiscal year.

I.       OTHER MATTERS

         As of the date of this Proxy Statement, management of the Company knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof, in accordance with the judgment of the persons voting the proxies.

                                                              Board of Directors
                                                              Phoenix, Arizona
                                                              May 6, 1996

                                   EXHIBIT A

                    NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.

                           1997 EQUITY INCENTIVE PLAN


                               ARTICLE 1: PURPOSE

         1.1 General. The purpose of the National Health Enhancement Systems, Inc. 1997 Equity Incentive Plan (the "Plan") is to promote the interests of National Health Enhancement Systems, Inc. (the "Company"), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of shareholders of the Company through equity participation in the Company's growth and success. Capitalized terms not otherwise defined in the text are defined in Article 16.


                         ARTICLE 2: EFFECTIVE DATE; TERM

         2.1 Effective Date. The Plan shall become effective on March 6, 1997 (the "Effective Date").


         2.2 Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval at the first annual meeting of shareholders of the Company held after the Effective Date. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

         2.3 Term. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date, subject to Article 14.


                      ARTICLE 3: SHARES SUBJECT TO THE PLAN

         3.1 Number of Incentive Stock Options; Number of Shares. The aggregate number of shares of Stock reserved and available for Incentive Stock Options (but no other purpose) shall initially be 250,000 shares.

         3.2 Number of Shares. The aggregate number of shares of Stock reserved and available for Awards other than Incentive Stock Options or which may be used to provide a basis of measurement or valuation of an Award (such as an SAR or Performance Unit Award) shall initially be 150,000 shares. Such number of Shares shall increase annually, effective as of the first day of each fiscal year, commencing with the fiscal year which begins in calendar 1998 (i.e.

February 1, 1998), by a number of Shares equal to two percent (2%) of the number of outstanding Shares as of the last day of the preceding fiscal year.

         3.3 Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the applicable rules and interpretations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         3.4 Payments in Stock. Any shares of Stock tendered to or withheld by the Company in connection with payment for Stock purchased pursuant to the Plan or withholding taxes thereon shall be added back to the aggregate number of shares reserved and available for Awards under Section 3.1 or 3.2 of the Plan, being the same Section from which the Stock so tendered or withheld was originally authorized, provided, that such Awards shall be available only pursuant to the applicable rules and interpretations of the Exchange Act.

         3.5 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.


                             ARTICLE 4: ELIGIBILITY

         4.1 General. Awards may be granted only to an individual who is an officer, director or other employee (including employees who also are directors or officers), consultant, independent contractor, distributor or adviser of the Company or a Subsidiary, as determined by the Committee.


                            ARTICLE 5: ADMINISTRATION

         5.1 Committee. The Plan shall be administered by a Committee of the Board that is appointed by, and shall serve at the discretion of, the Board. The Committee shall consist of two or more individuals each of whom is a member of the Board who is a "Non-Employee Director," as such term is defined in Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act or any successor provision, except as may be otherwise permitted under Section 16 of the Exchange Act and the regulations and rules promulgated thereunder.

         5.2 Authority of Committee. The Committee has the exclusive power, authority, and discretion to:

                  (a) Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

                  (d) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (i) Interpret the Plan, any Award, and any Award Agreement in its discretion; and

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

         5.3 Decisions Binding. All decisions, interpretations, and determinations by the Committee with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.


                            ARTICLE 6: STOCK OPTIONS

         6.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that such exercise price shall not be less than one hundred percent (100%) of such Fair Market Value in the case of an Incentive Stock Option.

                  (b) Payment. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 11 of the Plan.

                  (c) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the expiration date of each Option and the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                  (d) Evidence of Option. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

         6.2 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) Employees Only. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

                  (b) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (c) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) Ten Percent Owners. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

                  (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

                  (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

         6.3 Termination of Participant. Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

                  (a) An Option shall lapse ten (10) years after it is granted, unless an earlier time is set in the Award Agreement.

                  (b) If a Participant's employment is terminated due to (i) Disability, (ii) Retirement, or (iii) for any other reason other than for Cause, such Participant may exercise his or her Incentive Stock Options only to the extent that such Incentive Stock Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of (i) the expiration of three (3) months (six (6) months in the case of Disability) after the Termination Date or (ii) the expiration date of the Option set forth in the Award Agreement. If a Participant's employment is terminated due to Cause, the Participant's Incentive Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

                  (c) If a Participant's employment, contractual or other relationship with the Company is terminated due to (i) Disability, (ii) Retirement, or (iii) for any other reason other than for Cause, such Participant may exercise his or her Non-Qualified Stock Options, only to the extent that such Options would have been exercisable on the Termination Date; provided, that such exercise is made within the later of six (6) months after the Termination Date or the applicable time period, if any, for exercise set forth in the Award Agreement for such a termination. If a Participant's employment, contractual or other relationship is terminated due to Cause, the Participant's Non-Qualified Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

                  (d) If a Participant dies before his or her Options lapse pursuant to this Section , then the Participant's Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant's death; provided that such exercise is made prior to the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the Participant's death, any exercisable Options may be exercised by the Participant's legal representative or representatives.


                      ARTICLE 7: STOCK APPRECIATION RIGHTS

         7.1 Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1) The Fair Market Value of one share of Stock on
                  the date of exercise; over

                           (2) The grant price of the SAR as determined by the
                  Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                  (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.


                          ARTICLE 8: PERFORMANCE UNITS

         8.1 Grant of Performance Units. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

         8.2 Right Under Performance Units. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant.

         8.3 Other Terms. Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                       ARTICLE 9: RESTRICTED STOCK AWARDS

         9.1 Restricted Stock Awards. The Committee is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

         9.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation "vesting" or forfeiture restrictions, as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         9.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         9.4 Payment and Certificates for Restricted Stock. If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 11 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.


                       ARTICLE 10: STOCK-REFERENCE AWARDS

         10.1 Grant of Stock-Reference Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Awards.


                    ARTICLE 11: PAYMENT FOR STOCK PURCHASES;
                        WITHHOLDING TAXES; RELOAD OPTIONS

         11.1 Payment. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee in an Award Agreement or otherwise in writing and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of Stock that either: (1) has been paid for within the meaning of Rule 144 promulgated under the Securities Act; or
         (2) was obtained by the Participant in the public market;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee, secured by the Stock purchased, and bearing interest at a rate sufficient to avoid imputation of income under Sections 482 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock; provided, further, that the portion of the Purchase Price equal to the par value of the Stock, if any, must be paid in cash;

                  (d) by waiver of compensation due or accrued to Participant for services rendered;

                  (e) by tender of property acceptable to the Committee;

                  (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock then exists:

                           (1) through a "same day sale" commitment from
                  Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company;

                           (2) through a "margin" commitment from Participant
                  and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

                           (3) through any other "cashless exercise" procedure
                  approved by the Committee; or

                  (g) by any combination of the foregoing.

         11.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         11.3 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect, subject to the Committee's approval and any rules or policies adopted by the Committee from time to time, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

         11.4 Reload Options. Award Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 11.1 or 11.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to
Section 11.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in
Section 6.2.


                   ARTICLE 12: PROVISIONS APPLICABLE TO AWARDS

         12.1 Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         12.2 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         12.3 Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock

Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

         12.4 Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         12.5 Limits on Transfer. No Incentive Stock Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p)(1)(A) of the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. For an Award other than an Award that includes an Incentive Stock Option, Participants may assign or otherwise transfer all or a portion of the rights represented by the Award to one or more persons, corporations, partnerships or other entities, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate.

         12.6 Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         12.7 Market Standoff. In connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Participants shall not sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of any Stock without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration) as may be requested by the Company or such managing underwriters. The certificates for the Stock delivered under the Plan shall contain a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STANDOFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR A PUBLIC OFFERING OF THE

         ISSUER'S COMMON STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.


                    ARTICLE 13: CHANGES IN CAPITAL STRUCTURE

         13.1 General. In the event a stock dividend is declared after the Effective Date upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event that after the Effective Date the Stock shall be changed into or exchanged for a different number or class of shares of Stock, without receipt of material consideration, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

         13.2 Acceleration Upon a Change of Control. Simultaneously with the effectiveness of a Change of Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Article 6, the excess Options shall be deemed to be Non-Qualified Stock Options.


              ARTICLE 14: AMENDMENT, MODIFICATION, AND TERMINATION

         14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without approval of the shareholders of the Company (if required in accordance with the Code, the Exchange Act, the rules and regulations thereunder or other applicable law and rules), no such termination, amendment, or modification may:

                  (a) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 13.1;

                  (b) Materially modify the eligibility requirements for participation in the Plan; or

                  (c) Materially increase the benefits accruing to Participants under the Plan.

Any such termination, amendment, or modification shall comply with such other requirements as may be required by the Code, by the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction.

         14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.


                         ARTICLE 15: GENERAL PROVISIONS

         15.1 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly.

         15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award. 15.3 No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary.

         15.3 No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary.

         15.4 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         15.5 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         15.6 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         15.7 Titles and Headings. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         15.8 Fractional Shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         15.9 Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any Award Agreement or any action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

         15.10 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan. If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         15.11 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

         15.12 Foreign Jurisdictions. The following additional provisions shall apply to Awards and administration of the Plan in jurisdictions other than the United States:

                  (a) The Committee shall have full power and authority to establish a set of rules ("sub-plan rules") applicable to options granted in any particular jurisdiction for the purpose of permitting options granted pursuant to such sub-plan rules in that jurisdiction to qualify for favorable local tax treatment. Such sub-plan rules, which may be more restrictive than the provisions of the Plan which would otherwise apply, shall be applicable only with respect to options granted to optionees in the jurisdiction covered by any such sub-plan rules. Without limiting the generality of the foregoing, such sub-plan rules may specify more restrictive eligibility requirements than otherwise specified in the Plan, may prescribe a specific vesting schedule, may prescribe a shorter option term than otherwise permitted under the Plan, or may specify a higher minimum option price than otherwise set forth in the Plan. Shares issued pursuant to such options shall nonetheless be counted against the maximum number of shares specified in the Plan and such options and shares shall otherwise be governed by the provisions of this Plan and the instrument evidencing such option, except as amended pursuant to the relevant sub-plan rules.

                  (b) The Committee may adopt rules or procedures relating to the operation and administration of the Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

                             ARTICLE 16: DEFINITIONS

         16.1 Definitions. The following words and phrases shall have the following meanings for purposes of this Plan:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, or Other Stock-Based Award, or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Cause" means (i) conviction of any crime involving fraud or gross misconduct, (ii) noncompliance with reasonable directives of the Board or its designees, or (iii) violation of Company rules, policies or procedures or of the Plan or any applicable Award Agreement.

                  (e) "Change of Control" means and includes each of the following:

                           (1) Any transaction or series of transactions,
                  whereby any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
                  Act) directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities;

                           (2) Any merger, consolidation, or liquidation of the
                  Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities, or other property, other than a merger or consolidation with a wholly owned Subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and all then outstanding Awards are assumed by the successor corporation, which assumption shall be binding on all Participants.

                           (3) The sale, transfer, or other disposition of all
                  or substantially all of the assets of the Company.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means the committee of the Board described in
         Article 5.

                  (h) "Disability" means the following: A Participant shall be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's conditions.

                  (i) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the mean between the bid and asked quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (k) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (l) "Option" means a right granted to a Participant under
         Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (m) "Participant" means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (n) "Performance Unit" means a right granted to a Participant under Article 8 to receive cash, Stock, or other Awards.

                  (o) "Plan" means the National Health Enhancement Systems, Inc. 1997 Equity Incentive Plan, as amended from time to time.

                  (p) "Restricted Stock Award" means Stock granted to a Participant or offered for sale to a Participant under Article 9.

                  (q) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

                  (r) "Securities Act" means the Securities Act of 1933, as amended.

                  (s) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

                  (t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

                  (u) "Stock-Reference Award" means a right, granted to a Participant under Article 10.

                  (v) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                  (w) "Ten Percent Owner" means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

                           (1) the individual with respect to whom such
                  percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

                           (2) Stock owned, directly or indirectly, by or for a
                  corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

                  (x) "Termination Date" means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.

                    NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.
                            STOCK WITHHOLDING POLICY

         The following policy is adopted pursuant to the National Health Enhancement Systems, Inc. 1997 Equity Incentive Plan and is subject to change, modification or repeal at any time by the Committee thereunder.
Capitalized terms have the same respective meanings specified in the Plan.

         The Committee may allow the Participant to satisfy the Participant's withholding tax obligations by electing to have the Company withhold from the Stock to be issued that number of shares of Stock having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have shares of Stock withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:


                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, then except as provided below, the election shall be irrevocable as to the particular Stock as to which the election is made; and

                  (c) all elections shall be subject to the consent or disapproval of the Committee.

                    NATIONAL HEALTH ENHANCEMENT SYSTEMS, INC.
                      3200 NORTH CENTRAL AVENUE, SUITE 1750
                             PHOENIX, ARIZONA 85012

     PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL STOCKHOLDERS MEETING
                                  JUNE 10,1997.

     The undersigned hereby appoints Earl E. Bray and Jeffrey T. Zywicki, jointly and severally (the "Proxy Holders"), proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of National Health Enhancement Systems, Inc. held on record by the undersigned on April 18, 1997, at the Annual Meeting of Stockholders to be Held June 10, 1997.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                                                     SEE REVERSE
                                                                        SIDE

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


                         VOTE FOR ALL nominees                    VOTE WITHHELD
                      listed except as marked to                     for all
                          the contrary below                     nominees listed
1. ELECTION OF
   DIRECTORS TO                  [ ]                                   [ ]
   THE BOARD OF
   DIRECTORS

Nominees: Gregory J. Petras, Gardiner S. Dutton, James W. Myers, Steven D. Woods, PH.D., W. Cal McGraw, Mark E. Liebner

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

The Board of Directors recommends a VOTE FOR the following matters:

                                                    FOR      AGAINST     ABSTAIN
2. Adoption of the 1997 Equity Incentive Plan.      [ ]        [ ]         [ ]

3. In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

I plan to attend the Annual Meeting on June 10, 1997.    [ ]


SIGNATURE(S) ________________________________________________ DATED _____ , 1997

Please sign exactly as the name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.